THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

Supplement Dated December 16, 2010 to the
Statement of Additional Information dated February 25, 2010

 In Part I of the Statement of Additional Information, the section entitled “Investment Restrictions” is hereby amended by removing the restriction pertaining to investments in the securities of other mutual funds by the U.S. Government Money Market Portfolio.

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